U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: November 19, 2001


                                 WHISTLER, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                  ---------------------------------------------
                  STATE OR OTHER JURISDICTION OF INCORPORATION)


                    000-30579                            52-2209378
                  ------------                       -------------------
                  (COMMISSION                         (I.R.S. EMPLOYER
                  FILE NUMBER)                       IDENTIFICATION NO.)

       12740 VIGILANTE ROAD, LAKESIDE, CA                   92040
     ----------------------------------------             ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                                  (619)692-2176
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEMS 1, 3 THROUGH 6 AND 8 NOT APPLICABLE.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On August 2, 2001, Whistler, Inc., a Delaware corporation (the "Company) and American Energy Power Systems, Inc., a corporation organized under the laws of Nevada ("AEPS") entered into a letter agreement (the "Letter Agreement") pursuant to which the Company would acquire 100% of the issued and outstanding shares of AEPS. The Company previously disclosed the terms and conditions of this Letter Agreement (which required completion of due diligence by the Company and receipt of certain approvals prior to consummation) in an 8-K Report filed with the Securities and Exchange Commission on approximately August 10, 2001.

     The shareholders of AEPS held a special meeting in which the shareholders voted for and approved the Letter Agreement. As of September 28, 2001, the Company had completed its due diligence and all requisite approvals had been obtained. Therefore, on September 28, 2001, the Company, AEPS and all of the shareholders of AEPS entered into a stock purchase agreement (the "Stock Purchase Agreement"). The parties to the Stock Purchase Agreement agreed that the effective date and consummation of the Stock Purchase Agreement would be October 2, 2001. Pursuant to the provisions of the Stock Purchase Agreement, the Company agreed to (i) acquire from the shareholders of AEPS 100% of the aggregate 1,046,036 shares of common stock of AEPS issued and outstanding; (ii) issue to the shareholders of AEPS an aggregate of 1,248,000 restricted shares of the Company's common stock, par value $0.001 (the "Common Stock"); and (iii) reserve for issuance under certain stock option plans, which are subject to shareholder approval, at least an aggregate of 15% of the Company's shares of Common Stock.

     Pursuant to the provisions of the Stock Purchase Agreement, AEPS, as a wholly-owned subsidiary of the Company, entered into three separate employment agreements dated September 28, 2001 with Charles Schembra, Shirley Morgan and Joseph Nied, respectively.

     Employment Agreements

     In accordance with the terms and provisions of the Stock Purchase Agreement, AEPS, as the wholly-owned subsidiary of the Company, and Charles Schembra ("Schembra") entered into an executive employment agreement dated September 28, 2001 (the "Schembra Employment Agreement"). The Schembra Employment Agreement is for an initial two-year term and automatically renewable for subsequent one-year terms. In accordance with the terms of the Schembra Employment Agreement, AEPS agrees to (i) employ Schembra as the President of AEPS; (ii) pay to Schembra a base annual salary of $120,000 (the "Base Salary"), of which Schembra will receive a monthly salary equal to 50% of the Base Salary from September 28, 2001 through December 31, 2001 (the "Deferral Period"), and a monthly salary equal to 100% of the Base Salary from January 1, 2002 through September 27, 2003 plus a lump sum payment equal to the different between the amount of salary received during the Deferral Period and the Base Salary; and
(iii) grant to Schembra certain stock options under a stock option plan (subject to the approval by the Company's board of directors and shareholders).

     In accordance with the terms and provisions of the Stock Purchase Agreement, AEPS, as the wholly-owned subsidiary of the Company, and Shirley Morgan ("Morgan") entered into an executive employment agreement dated September 28, 2001 (the "Morgan Employment Agreement"). The Morgan Employment Agreement is for an initial two-year term and automatically renewable for subsequent one-year terms. In accordance with the terms of the Morgan Employment Agreement, AEPS agrees to (i) employ Morgan as the Chief Executive Officer, Chief Financial Offer, Treasurer and Secretary of AEPS; (ii) pay to Morgan an annual Base Salary of $120,000, of which Morgan will receive a monthly salary equal to 50% of the Base Salary during the Deferral Period, and a monthly salary equal to 100% of the Base Salary from January 1, 2002 through September 27, 2003 plus a lump sum payment equal to the different between the amount of salary received during the Deferral Period and the Base Salary; and (iii) grant to Morgan certain stock options under a stock option plan (subject to the approval by the Company's board of directors and shareholders).

     In accordance with the terms and provisions of the Stock Purchase Agreement, AEPS, as the wholly-owned subsidiary of the Company, and Joseph Nied ("Nied") entered into an executive employment agreement dated September 28, 2001 (the "Nied Employment Agreement"). The Nied Employment Agreement is for an initial two-year term and automatically renewable for subsequent one-year terms. In accordance with the terms of the Nied Employment Agreement, AEPS agrees to
(i) employ Nied as the Chief Operating Officer and Executive Vice President of AEPS; (ii) pay to Nied an annual Base Salary of $96,000, of which Nied will receive a monthly salary equal to 50% of the Base Salary during the Deferral Period, and a monthly salary equal to 100% of the Base Salary from January 1, 2002 through September 27, 2003 plus a lump sum payment equal to the different between the amount of salary received during the Deferral Period and the Base Salary; and (iii) grant to Nied certain stock options under a stock option plan (subject to the approval by the Company's board of directors and shareholders).

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     (a) On October 2, 2001, in accordance with the terms and provisions of the Stock Purchase Agreement, the board of directors of the Company unanimously authorized and approved the issuance to the shareholders of AEPS an aggregate of 1,248,000 restricted shares of the Company's Common Stock.

     (b) As a result of the issuance of 1,248,000 restricted shares of Common Stock, which represented approximately 22.6% of the issued and outstanding shares of Common Stock, there was a change in control of the Company. The following table sets forth the names and addresses, as of the date of this Report, and the approximate number of shares of Common Stock owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the Company's Common Stock, and the names and shareholdings of each officer and director, and all officers and directors as a group.

Title of Class    Name and Address of       Amount and Nature         Percent of
                   Beneficial Owner             of Class                 Class
--------------------------------------------------------------------------------
                                                       (1)
Common Stock      Charles Schembra               361,884                  6.5%
                  10388 Rockingham Drive
                  Sacramento, CA 95827

                                                        (1)
Common Stock      Shirley Morgan                 361,884                  6.5%
                  10388 Rockingham Drive
                  Sacramento, CA 95827

                                                        (1)
Common Stock      Joseph Nied                    325,695                  5.8%
                  10388 Rockingham Drive
                  Sacramento, CA 95827

Common Stock      All officers and directors         -0-                    0%
                  as a group (2 persons)
--------------------------------------------------------------------------------
   (1)
     These are restricted shares of Common Stock.

     There are no arrangements or understandings among the persons referenced above or any of their respective associates concerning election of directors or any other matters which may require shareholder approval.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          To be filed in subsequent filings.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          10.2 Share Purchase Agreement dated September 28, 2001 among Whistler, Inc., American Energy Power Systems, Inc., and the shareholders of American Energy Power Systems, Inc.

          10.3 Executive Employment Agreement dated September 28, 2001 between American Energy Power Systems, Inc. and Charles Schembra.

          10.4 Executive Employment Agreement dated September 28, 2001 between American Energy Power Systems, Inc. and Shirley Morgan.

          10.5 Executive Employment Agreement dated September 28, 2001 between American Energy Power Systems, Inc. and Joseph Nied.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Date: November 19, 2001                Whistler, Inc.


                                       By  /s/ James Bunyan
                                       -----------------------------------------
                                       James Bunyan, President & Director